SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2000 Date of Report (Date of earliest event reported):

Hispanic Television Network, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23105 (Commission file number)	75-2504551 (IRS employer identification no.)

6125 Airport Freeway, Suite 200 Fort Worth, Texas 76171 (Address and zip code of principal executive offices)

(817) 222-1234 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)

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          On July 26, 2000, Hispanic Television Network, Inc. ("HTVN") filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting, among other things, the acquisition on July 11, 2000 of 100% of the outstanding stock of Televideo, Inc. and MGB Entertainment, Inc. (the "Acquired Entities"). HTVN indicated in such report that it would file certain financial statements by amendment, as permitted under Item 7 of Form 8-K. The purpose of this amendment is to include such financial statements.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.
	(a)	Combined Financial Statements of Businesses Acquired.
The audited combined financial statements of Televideo, Inc. and MGB Entertainment, Inc. are submitted herewith as Exhibit 99.1.
	(b)	Pro Forma Financial Statements.

The following unaudited pro forma consolidated statements of operations give effect to the acquisition by Hispanic Television Network, Inc. (the "Company") of the combined companies of Televideo, Inc. and MGB Entertainment, Inc. ("Televideo") on July 11, 2000. The financial statements presented below were derived from: (a) the audited financial statements for the Company for the year ended December 31, 1999; (b) the unaudited financial statements of the Company for the six month period ended June 30, 2000; (c) the audited financial statements of MGB Entertainment, Inc. for the year ended December 31, 1999 and (d) the unaudited financial statements of the combined Televideo, Inc. and MGB Entertainment, Inc. for the six month period ended June 30, 2000.

The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company's annual report on Form 10KSB/A for the year ended December 31, 1999, as filed with the Securities and Exchange Commission on June 30, 2000, and the historical financial statements and notes thereto of the combined Televideo, Inc. and MGB Entertainment, Inc. included as exhibits herein and the Company's unaudited financial statements as of and for the six months ended June 30, 2000, which were included in the Company's Quarterly Report on Form 10-QSB filed with the Commission. None of the pro forma consolidated financial statements included herein purport to be indicative of the Company's results of operations that would have occurred had the transaction been completed as of or at the beginning of the periods presented, nor do such statements purport to indicate the Company's results of operations at any future date or for any future period.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

	(c)	Exhibits.
The following exhibits are filed herewith:
		99.1	Audited Financial Statements of Televideo, Inc. and MGB Entertainment, Inc.
		99.2	Unaudited Pro Forma Combined Financial Statements of Hispanic Television Network, Inc., Televideo, Inc. and MGB Entertainment, Inc.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HISPANIC TELEVISION NETWORK, INC.

	By:	/s/ Marco Camacho _______________________________
Marco Camacho Chief Executive Officer

Date: September 22, 2000

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EXHIBIT INDEX
Exhibit Number _______	Description __________

99.1*	Audited Financial Statements of Televideo, Inc. and MGB Entertainment, Inc..

99.2*	Unaudited Pro forma Financial Statements of Hispanic Television Network, Inc., Televideo, Inc. and MGB Entertainment, Inc.

______________________ * Filed herewith.